SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      April 29, 1997 (April 21, 1997)
              ________________________________________________
              Date of report (Date of earliest event reported)

                             Hexcel Corporation
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)

        Delaware               1-8472                 94-1109521
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                             Two Stamford Plaza
                           281 Tresser Boulevard
                     Stamford, Connecticut  06901-3238
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)

                               (203) 969-0666
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                   N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)





          Item 5.   Other Events.

                    A copy of the press release issued by Hexcel
          Corporation on April 21, 1997 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (c)  Exhibits

                    99.1                Press Release issued by
                                        Hexcel Corporation on April
                                        21, 1997




                                  Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  April 29, 1997

                                 HEXCEL CORPORATION

                                 By: /s/ Ira J. Krakower
                                    Name: Ira J. Krakower
                                    Title: Senior Vice President,
                                           General Counsel and
                                           Secretary







          EXHIBIT INDEX

          Exhibit No.              Description

          99.1                Press Release issued by Hexcel
                              Corporation on April 21, 1997